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                       MERCURY HW INTERNATIONAL VALUE FUND

               Supplement to the prospectus dated October 6, 2000


        Change in Portfolio Manager. Effective June 11, 2001, James Macmillan became the portfolio manager of the Mercury HW International Value Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Macmillan is a director of the Fund's subadviser, Merrill Lynch Asset Management U.K. Limited, which he joined in February 1993. He is the manager of Merrill Lynch Investment Managers' London-based value equity team, which manages approximately $3.2 billion in global equities. Mr. Macmillan is supported by the Los Angeles-based team, with whom he has worked since 2000. From 1987 to 1993, Mr. Macmillan worked for three European investment companies in London managing U.K. and European portfolios for retail and institutional clients.


June 14, 2001


Code # MHW-SUPP-1030-0601